                                                                    EXHIBIT 10.1


                                        CONFIDENTIAL TREATMENT REQUESTED UNDER
                                        17 C.F.R. SECTIONS 200.80(b)(4), 200.83
                                        AND 240.24B-2. * INDICATES OMITTED
                                        MATERIAL THAT IS THE SUBJECT OF A
                                        CONFIDENTIAL TREATMENT REQUEST THAT IS
                                        FILED SEPARATELY WITH THE COMMISSION

                     FIRST SUPPLEMENT TO PURCHASE AGREEMENT

THIS FIRST SUPPLEMENT TO PURCHASE AGREEMENT (this "First Supplement"), dated as of May 1, 1998, between ISIS PHARMACEUTICALS, INC., a Delaware corporation (including any corporation succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, the "Company"), and the Purchaser listed on Schedule I hereto (the "Purchaser").

        WHEREAS, the Company and the Purchaser are parties to a Purchase Agreement (the "Purchase Agreement"), dated as of October 24, 1997 (the "Initial Closing Date"), pursuant to which the Purchaser purchased from the Company ten 14% Senior Subordinated Discount Notes due November 1, 2007, in the aggregate principal amount, at maturity, of $50,000,000 (the "Initial Notes");

        WHEREAS, pursuant to the Purchase Agreement, the Company issued ten warrants evidencing the right to purchase, in the aggregate, 500,000 shares of Common Stock, $0.001 par value per share, of the Company (the "Initial Warrants" and, together with the Initial Notes, the "Initial Securities");

        WHEREAS, the Company now wishes to sell, and the Purchaser now wishes to purchase, five additional 14% Senior Subordinated Discount Notes due November 1, 2007, in the aggregate principal amount, at maturity, of $27,862,337.93 (the "First Supplement Notes");

        WHEREAS, in order to induce the Purchaser to purchase the First Supplement Notes and in connection therewith, the Company has duly authorized the issuance to the Purchaser of six additional warrants evidencing the right to purchase, in the aggregate, 300,000 shares of Common Stock, $0.001 par value per share, of the Company (the "First Supplement Warrants" and, together with the First Supplement Notes, the "First Supplement Securities"); and

        WHEREAS, the Company and the Purchaser wish to enter into this First Supplement in order to amend the Purchase Agreement, to provide for the purchase and sale of the First Supplement Notes and to provide for the issuance of the First Supplement Warrants;

        NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree that the Purchase Agreement, together with all recitals and Exhibits thereto, is hereby amended and supplemented as follows in accordance with this First Supplement, effective as of the date hereof:

                                    ARTICLE I

                INCORPORATION OF PURCHASE AGREEMENT; DEFINITIONS

        1.1 INCORPORATION OF PURCHASE AGREEMENT. This First Supplement constitutes a supplement to the Purchase Agreement, and the Purchase Agreement and this First Supplement shall be read together and shall have effect so far as practicable as though all of the provisions thereof and hereof are contained in one instrument.

        1.2 DEFINITIONS. Except as otherwise expressly provided or unless the context otherwise requires, all terms used herein that are defined in the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement.

                                   ARTICLE II

                        AMENDING AND MODIFYING PROVISIONS

        2.1 AMENDMENTS TO DEFINITIONS. (a) Definition in Introductory Paragraph of Purchase Agreement. The following term which is defined in the Introductory Paragraph of the Purchase Agreement is hereby amended so that it will have the meaning set forth below whenever such term is used in the Purchase Agreement, this First Supplement or any other supplement to the Purchase Agreement:

        "The term 'Agreement' shall mean the Purchase Agreement, the First Supplement, and, when executed by the Company and the Purchaser, any other supplement to the Purchase Agreement, taken as a whole."

        (b) Definitions in Section 1.1 of Purchase Agreement. The following terms which are defined in Section 1.1 of the Purchase Agreement are hereby amended so that they will have the respective meanings set forth below whenever such term is used in the Purchase Agreement , this First Supplement or any other supplement to the Purchase Agreement:

        "The term 'Notes' shall mean the Initial Notes, the First Supplement Notes and, when issued to the Purchaser, or another financial institution with the written consent of the Purchaser, any other 14% Senior Subordinated Discount Note due November 1, 2007 of the Company issued pursuant to any other supplement to the Purchase Agreement (including all debt securities issued in exchange or replacement thereto)."

        "The term 'Securities' shall mean the Initial Securities, the First Supplement Securities, and, when issued to the Purchaser, or another financial institution with the written consent of the Purchaser, all other Notes and Warrants issued pursuant to any other supplement to the Purchase Agreement."

        "The term 'Warrants' shall mean the Initial Warrants, the First Supplement Warrants and, when issued to the Purchaser, or another financial institution with the written consent of the Purchaser, any other warrants of the Company issued pursuant to any other supplement to the Purchase Agreement evidencing the right to purchase, in the aggregate, shares of Common Stock, $0.001 par value per share, of the Company."

        (c) Definitions in Section 1.2(b) of Purchase Agreement. The following term which is defined in Section 1.2(b) of the Purchase Agreement is hereby amended so that it will have the meaning set forth below whenever such term is used in the Purchase Agreement, this First Supplement or any other supplement to the Purchase Agreement:

        "The term 'Closing Date' shall mean the Initial Closing Date, the First Supplement Closing Date (as defined in Section 3.2(b) of the First Supplement) and any closing date for the purchase from the Company of any Securities by the Purchaser, or another financial institution with the written consent of the Purchaser, pursuant to any supplement to the Purchase Agreement."

        (d) Amendment to Section 9.2 of Purchase Agreement. Section 9.2 of the Purchase Agreement is hereby amended to add the following defined terms having the respective meanings set forth below:

        "The term 'First Supplement' shall mean that certain First Supplement to Purchase Agreement, dated as of May 1, 1998, between the Company and the Purchaser."

        "The term 'First Supplement Closing Date' shall mean May 1, 1998, the date of the purchase and sale of the First Supplement Notes."

        "The term 'First Supplement Notes' shall mean the 14% Senior Subordinated Discount Notes due November 1, 2007, in the aggregate principal amount, at maturity, of $27,862,337.93, of the Company, issued to the Purchaser in connection with the First Supplement."

        "The term 'First Supplement Securities' shall mean the First Supplement Notes, together with the First Supplement Warrants."

        "The term 'First Supplement Warrants' shall mean the warrants evidencing the right to purchase, in the aggregate, 300,000 shares of Common Stock, $0.001 par value per share, of the Company, issued to the Purchaser in connection with the First Supplement."

        "The term 'Initial Closing Date' shall mean October 24, 1997, the date of the Purchase and Sale of the Initial Notes."

        "The term 'Initial Notes' shall mean the 14% Senior Subordinated Discount Notes due November 1, 2007, in the aggregate principal amount, at maturity, of $50,000,000, of the Company, issued to the Purchaser in connection with the Purchase Agreement."

        "The term 'Initial Securities' shall mean the Initial Notes, together with the Initial Warrants."

        "The term 'Initial Warrants' shall mean the warrants evidencing the right to purchase, in the aggregate, 500,000 shares of Common Stock, $0.001 par value per share, of the Company, issued to the Purchaser in connection with the Purchase Agreement."

        "The term 'Purchase Agreement' shall mean that certain Purchase Agreement, dated as of October 24, 1997, between the Company and the Purchaser."

                                   ARTICLE III

            AUTHORIZATION AND ISSUANCE OF FIRST SUPPLEMENT SECURITIES

        3.1 AUTHORIZATION OF ISSUE. The Company has duly authorized the issuance of the First Supplement Notes. Each First Supplement Note shall be substantially in the form of the Note attached as Exhibit A to the Purchase Agreement. In order to induce the Purchaser to purchase the First Supplement Notes and in connection therewith, the Company has duly authorized the issuance of the First Supplement Warrants evidencing the right to purchase, in the aggregate, 300,000 shares of Common Stock, $0.001 par value per share, of the Company at the Basic Purchase Price (as defined in the form of Warrant attached as Exhibit B to the Purchase Agreement) of $25.00 per share; such number of shares and such Basic Purchase Price being subject to adjustment as provided in the form of Warrant attached as Exhibit B to the Purchase Agreement. Each First Supplement Warrant shall be substantially in the form of the Warrant attached as Exhibit B to the Purchase Agreement.

        3.2 ISSUANCE OF FIRST SUPPLEMENT SECURITIES. (a) Purchase of First Supplement Notes; Delivery of First Supplement Warrants. Subject to the terms hereof, (i) the Company agrees to sell, and the Purchaser agrees to purchase, on the First Supplement Closing Date hereinafter referred to, First Supplement Notes in the aggregate principal amount, at maturity, of $27,862,337.93 at a price equal to $15,000,000, payable in immediately available funds and (ii) the Company agrees to deliver to the Purchaser, and the Purchaser agrees to accept, on the First Supplement Closing Date hereinafter referred to, the First Supplement Warrants evidencing the right to purchase, in the aggregate, 300,000 shares of Common Stock, $.001 par value per share, at the Basic Purchase Price of $25.00 per share, such number of shares and such Basic Purchase Price being subject to adjustment as provided in the form of Warrant attached as Exhibit B to the Purchase Agreement.

        (b) First Supplement Closing Date, Delivery of First Supplement Notes and First Supplement Warrants. The date for the purchase and sale of the First Supplement Notes hereunder (the "First Supplement Closing Date") shall be May 1, 1998 or such other date as may be agreed to by the parties hereto. The purchase and sale of the First Supplement Notes hereunder shall take place at 1:00 P.M., Eastern Time, on the First Supplement Closing Date, at the offices of the Purchaser, ( * ) or such other place as the parties hereto may designate. On the First Supplement Closing Date, the Company will deliver to the Purchaser against payment of the purchase price therefor, five Notes in the aggregate principal amount, at maturity, of $27,862,337.93, dated the First Supplement Closing Date and registered in the name of the Purchaser's nominee set forth on Schedule I attached hereto, and in connection with the delivery of the First Supplement Notes to the Purchaser on the First Supplement Closing Date, and simultaneously with such delivery, the Company will deliver to the Purchaser six First Supplement Warrants, registered in the name of the Purchaser's nominee set forth on Schedule I attached hereto, and evidencing the right to purchase an aggregate of 300,000 shares of Common Stock, $.001 par value per share, at the Basic Purchase Price of $25.00 per share, such number of shares and such Basic Purchase Price being subject to adjustment as provided in the form of the Warrant attached as Exhibit B to the Purchase Agreement.

        3.3 SECURITIES LAWS. (a) The Company's Representation and Agreements. The Company represents and warrants to the Purchaser that the Company has not, directly or through any agent, offered any of the First Supplement Securities or any similar security for sale to, or solicited any offers to buy any thereof from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchaser who was offered the First Supplement Securities in a private sale for investment, and the Company agrees that neither the Company nor any agent acting on the Company's behalf has done or caused to be done or will do or cause to be done or omit to do or cause to be done anything which would result in bringing the issuance or sale of the First Supplement Notes and the First Supplement Warrants within the registration requirements of Section 5 of the Securities Act.

        (b) The Purchaser's Representations and Agreements. The Purchaser represents and warrants, and in entering into this First Supplement the Company understands and acknowledges, that it is acquiring the First Supplement Securities for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution (as such term is used under Section 2(11) of the Securities Act) thereof. Without limiting the foregoing, the Purchaser acknowledges and agrees that the First Supplement Securities have not and will not be registered under the Securities Act or any applicable state securities laws and it agrees that it will reoffer or resell the First Supplement Securities or the First Supplement Warrant Shares purchased by it under this First Supplement (i) only (A) to the

--------

* CONFIDENTIAL TREATMENT REQUESTED

Company, (B) pursuant to any transaction under and meeting the requirements of Rule 144A, as amended from time to time, promulgated under the Securities Act,
(C) pursuant to an exemption from registration under the Securities Act in accordance with Rule 144, as amended from time to time, promulgated under the Securities Act, or (D) in accordance with any other available exemption from the requirements of Section 5 of the Securities Act and (ii) in accordance with any applicable federal and state securities laws. The Purchaser further agrees to hold the Company harmless from any claim, demand or liability for broker's or finder's placement fees or commissions payable by the Purchaser alleged to have been incurred by Purchaser in connection with this transaction.

                                   ARTICLE IV

                                   RESTATEMENT
                                OF THE COMPANY'S
                         REPRESENTATIONS AND WARRANTIES

        4.1 REPRESENTATIONS AND WARRANTIES. Except as described on Schedule 4.1 annexed hereto, the representations and warranties of the Company set forth in
Article II of the Purchase Agreement were true and correct as of the Initial Closing Date, were true and correct as if made at all times between the Initial Closing Date and the First Supplement Closing Date, and are true and correct as if made on the First Supplement Closing Date.

                                    ARTICLE V

                               CLOSING CONDITIONS

        The Purchaser's obligation to purchase and pay for the First Supplement Notes and the First Supplement Warrants on the First Supplement Closing Date is subject to the complete satisfaction of the Purchaser, on or before the First Supplement Closing Date, of the conditions set forth in this Article.

        5.1 OPINION OF COMPANY'S COUNSEL. The Purchaser shall have received from Cooley Godward LLP, counsel for the Company, an opinion, dated the First Supplement Closing Date, substantially in the form set forth in Exhibit A hereto.

        5.2 REPRESENTATIONS AND WARRANTIES. The Company's representations and warranties contained in Section 3.3(a) and in Article IV of this First Supplement shall be true on and as of the First Supplement Closing Date. There shall exist on the First Supplement Closing Date no Event of Default and no condition or event which, with notice or lapse of time or both, would constitute an Event of Default if the First Supplement Securities had been outstanding at all times from and after the date hereof, and all agreements and conditions to be performed or satisfied by the Company hereunder on or before the First

Supplement Closing Date shall have been duly performed or satisfied. The Company shall have delivered to the Purchaser a certificate, dated the First Supplement Closing Date and signed by its Chief Executive Officer or its President or one of its Vice Presidents and by its Secretary or an Assistant Secretary, to each of the foregoing effects.

        5.3 CONSENTS AND APPROVALS. The Company shall have delivered to the Purchaser a certificate, dated the First Supplement Closing Date and signed by its Chief Executive Officer or its President or one of its Vice Presidents, listing any consents, waivers, approvals, authorizations, registrations, filings and notifications of the character referred to in Section 2.11 of the Purchase Agreement which are necessary, to which shall be attached evidence, satisfactory to the Purchaser, that the same that are required to be obtained or made prior to the First Supplement Closing Date have been obtained or made and are in full force and effect, or stating that none is necessary.

        5.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and all documents incident to the transactions contemplated by this First Supplement shall be reasonably satisfactory in form and substance to the Purchaser and the Purchaser shall have received copies of all documents and records relating thereto which the Purchaser may reasonably request.

        5.5 LEGALITY OF INVESTMENT. The Purchaser's acquisition of the First Supplement Securities shall be permitted as of the First Supplement Closing Date under the provisions of all applicable laws or governmental regulations, and such acquisition shall not subject the Purchaser to any penalty or other onerous condition in or pursuant to any such law or regulation; and the Purchaser shall have received such certificates or other evidence as the Purchaser may reasonably request to establish compliance with this condition.

        5.6 AMENDMENT TO INITIAL WARRANTS. With the consent of the Purchaser, the Company shall have amended each of the Initial Warrants with an amendment substantially in the form of Exhibit B attached hereto (each, a "Warrant Amendment"), and within a reasonable time after the First Supplement Closing Date the Purchaser will cause each Initial Warrant to bear a legend indicating the existence of the Warrant Amendment which amends such Initial Warrant.

                                   ARTICLE VI

                                    COVENANTS

        6.1 PRIVATE PLACEMENT NUMBERS. Within two Business Days after the First Supplement Closing Date, the Company shall apply to Standard & Poor's Corporation for assignment of a Private Placement Number for the First Supplement Notes and the First Supplement Warrants.

                                   ARTICLE VII

                                  MISCELLANEOUS

        7.1 FULL FORCE AND EFFECT. Except as supplemented and amended hereby, the Purchase Agreement and all Notes and the Warrants issued pursuant thereto are in all respects ratified and confirmed and all the terms and provisions thereof shall remain in full force and effect.

        7.2 INTEGRATION AND SEVERABILITY. The Purchase Agreement and this First Supplement embody the entire agreement and understanding between the Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in the Purchase Agreement or the First Supplement or in any Security, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

        7.3 GOVERNING LAW. The Purchase Agreement, this First Supplement, the Notes and the Warrants shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to the principles of conflict of laws thereof). If any action or proceeding shall be brought by the Purchaser or by any Holder in order to enforce any right or remedy under the Purchase Agreement or this First Supplement or under any Security, the Company hereby consents and will, and the Company will cause each Subsidiary to, submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this First Supplement. Nothing contained in this section shall affect the right of any Holder of Notes to serve legal process in any other manner permitted by law or to bring any action or proceeding in the courts of any jurisdiction against the Company or to enforce a judgment obtained in the courts of any other jurisdiction.

        7.4 COUNTERPARTS. This First Supplement may be signed by each party hereto upon a separate copy in which event both of said copies shall constitute a single counterpart of this First Supplement. This First Supplement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this First Supplement to produce or account for more than one such counterpart.

        IN WITNESS WHEREOF, the Company and the Purchaser have caused this First Supplement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                ISIS PHARMACEUTICALS, INC.

                                By: /s/    Stanley T. Crooke
                                    --------------------------------------------
                                    Name:  Stanley T. Crooke
                                    Title: Chairman and Chief Executive Officer

                                    (                      *                   )

--------

* CONFIDENTIAL TREATMENT REQUESTED

                                                                      SCHEDULE I


                        PURCHASER AND PAYMENT INFORMATION


PURCHASER                                                             NOTES
(NAME AND ADDRESS)                                               TO BE PURCHASED
------------------                                               ---------------
1. (      *      )                                               $27,862,337.93

Registration Instructions
(           *            )

Delivery Instructions:
(           *            )

Wire Instructions:
(           *            )

Notices:
(           *            )

----------

* CONFIDENTIAL TREATMENT REQUESTED

                        SCHEDULE 4.1 TO FIRST SUPPLEMENT


The authorized Capital Stock of the Company consists solely of (i) 50,000,000 shares of Common Stock, par value $.001 per share, of which 26,820,342 are outstanding as of April 24, 1998, all of which have been duly authorized and validly issued by the Company and are fully paid, nonassessable and free of preemptive rights and (ii) 15,000,000 shares of Preferred Stock, par value $.001 per share, none of which has been issued.

                                                                       EXHIBIT B


                          FORM OF AMENDMENT TO WARRANT

                           To Purchase Common Stock of

                           ISIS PHARMACEUTICALS, INC.

                            Expiring November 1, 2004

THIS AMENDMENT (this "Amendment to Warrant WR-1"), dated as of May 1, 1998, to that Warrant WR-1 ("Warrant WR-1"), dated as of October 24, 1997 issued by ISIS PHARMACEUTICALS, INC., a Delaware corporation, to the holder set forth in such Warrant WR-1 (the "Holder").

        WHEREAS, the Company is party to a Purchase Agreement, dated as of October 24, 1997, pursuant to which the Company issued ten warrants evidencing the right to purchase, in the aggregate, 500,000 shares of Common Stock, $0.001 par value per share, of the Company;

        WHEREAS, the Company is now party to a First Supplement to Purchase Agreement, dated as of May 1, 1998 (the "First Supplement"), pursuant to which the Company issued an additional six warrants evidencing the right to purchase, in the aggregate, 300,000 shares of Common Stock, $0.001 par value per share, of the Company;

        WHEREAS, the Company wishes to amend Warrant WR-1, and the Holder wishes to consent to such amendment of Warrant WR-1, so that Warrant WR-1 will reflect the issuance of the additional Warrants pursuant to the First Supplement;

        NOW, THEREFORE, Warrant WR-1, together with all recitals and Exhibits thereto, is hereby amended and supplemented as follows in accordance with this Amendment to Warrant WR-1, effective as of the date hereof:

                                    ARTICLE I

                   INCORPORATION OF WARRANT WR-1; DEFINITIONS

        1.1 INCORPORATION OF WARRANT WR-1. This Amendment to Warrant WR-1 constitutes a supplement to Warrant WR-1, and Warrant WR-1 and this Amendment to Warrant WR-1 shall be read together and shall have effect so far as practicable as though all of the provisions thereof and hereof are contained in one instrument.

        1.2 DEFINITIONS. Except as otherwise expressly provided or unless the context otherwise requires, all terms used herein that are defined in Warrant WR-1 shall have the meanings assigned to them in Warrant WR-1.

                                   ARTICLE II

                        AMENDING AND MODIFYING PROVISIONS

        2.1 AMENDMENTS TO DEFINITION IN SECTION 1 OF WARRANT WR-1. The following term which is defined in Section 1 of Warrant WR-1 is hereby amended so that it will have the respective meaning set forth below whenever such term is used in Warrant WR-1:

        "'Warrants' shall mean all Warrants of the Company (including this Warrant) (i) described in Section 1.1 of the Purchase Agreement, whether issued or issuable, which are identical as to terms and conditions, except as to the names and addresses of the Warrantholders thereunder and the number of shares of the Stock for which they may be exercised, and which evidence the right to purchase an aggregate of not in excess of 500,000 shares of the Stock (prior to making any adjustments of the character provided in Section 6 thereof), including all amendments thereto, and together with all Warrants issued in exchange, transfer or replacement of any thereof, (ii) described in Section 2.1(b) of the First Supplement to Purchase Agreement (the "First Supplement"), dated as of May 1, 1998, between the Company and the Purchaser, whether issued or issuable, which are identical as to terms and conditions, except as to the names and addresses of the Warrantholders thereunder and the number of shares of the Stock for which they may be exercised, and which evidence the right to purchase an aggregate of not in excess of 300,000 shares of the Stock (prior to making any adjustments of the character provided in Section 6 thereof), including all amendments thereto, and together with all Warrants issued in exchange, transfer or replacement of any thereof and (iii) when issued to the purchaser listed on Schedule I to the First Supplement, or another financial institution with the written consent of the purchaser listed on Schedule I to the First Supplement, described in any Supplement to the Purchase Agreement, whether issued or issuable, which are identical as to terms and conditions, except as to the names and addresses of the Warrantholders thereunder and the number of shares of the Stock for which they may be exercised, including all amendments thereto, and together with all Warrants issued in exchange, transfer or replacement of any thereof."

        2.1 AMENDMENT AND MODIFICATION TO SECTION 5C. Section 5(C) of Warrant WR-1 is hereby amended and restated in its entirety as follows: :

               "C.    Registration Requested by Warrantholders.

                      (1) At any time and from time to time after the date hereof, the Warrantholders shall have the right to request the Company to effect the registration under the Securities Act of all or part of such Warrantholders' Registrable Securities. Upon receipt by the Company of any such request, the Company shall promptly give notice of such proposed registration to all Warrantholders and thereupon shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

                             (i) all Registrable Securities which the Company
               has been requested to register pursuant to clause (1) of Section 5C of any Warrant; and

                             (ii) all other Registrable Securities which
               Warrantholders have, within 20 days after the Company has given such notice, requested the Company to register;

all to the extent requisite to permit the sale or other disposition by the Warrantholders of the Registrable Securities so to be registered.

                      (2) If the managing underwriter of the public offering to be effected pursuant to a registration statement filed pursuant to clause (1) of
Section 5C of any Warrant shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering:

                             (i) first, Registrable Securities requested to be
               included in such registration by the Warrantholders pursuant to clauses (i) and (ii) of Section 5C(l) of any Warrant, pro rata among such holders on the basis of the number of Registrable Securities requested to be included by each; and

                             (ii) second, other securities of the Company
               proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

                      (3) The Warrantholders requesting inclusion in a registration statement under this Section 5C and Section 5C of the other Warrants may withdraw from any requested registration pursuant to this Section 5C and Section 5C of the other Warrants by giving written notice to the Company prior to the filing date of such registration statement; provided, however, that for a period of three months after such withdrawal, such Warrantholders may not request any registration pursuant to this Section 5C and Section 5C of the other Warrants.

                      (4) The Company shall not be required to effect more than a total of three effective registrations under Section 5C of this Warrant and
Section 5C of any other Warrant.

                      (5) The Company shall not be required to effect a registration pursuant to Section 5C of any Warrant unless the offering includes Registrable Securities having a Fair Market Value of at least $4 million in the aggregate.

                      (6) The Company shall not be required to effect any registration within twelve months of the effective date of any other registration under Section 5C of any Warrant."

                                   ARTICLE III

                                  MISCELLANEOUS

        3.1 FULL FORCE AND EFFECT. Except as supplemented and amended hereby, Warrant WR-1 is in all respects ratified and confirmed and all the terms and provisions hereof shall remain in full force and effect.

        3.2 GOVERNING LAW; CONSENT TO JURISDICTION. This Amendment to Warrant WR-1 shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof).

               IN WITNESS WHEREOF, ISIS PHARMACEUTICALS, INC. has caused this Amendment to Warrant WR-1 to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, and to be dated as of May 1, 1998.

                                        ISIS PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                            Stanley T. Crooke
                                            Chairman and Chief Executive Officer

[Corporate Seal]

Attest:

----------------------------------
B. Lynne Parshall
Executive Vice President, Chief
Financial Officer and Secretary

                      CONSENT TO AMENDMENT TO WARRANT WR-1

               IN WITNESS WHEREOF, ( * ), pursuant to Section 13 of Warrant WR-1, hereby consents to this Amendment to Warrant WR-1.

                                           (                  *                )


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* CONFIDENTIAL TREATMENT REQUESTED